SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - March 20, 2002



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                         000-26068              95-4405754
         --------                         ---------              ----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation or Organization)       File Number)       Identification No.)



500 Newport Center Drive, Newport Beach, California                     92660
---------------------------------------------------                     -----
(Address of Principal Executive Offices)                              (Zip Code)



       Registrant's telephone number, including area code: (949) 480-8300


            --------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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Item 7.    Exhibits.

              (a)      Not Applicable.

              (b)      Not Applicable.

              (c)      Exhibits.

                       Exhibit 99.1
                       ------------

                       Press Release dated March 20, 2002 of the Registrant.



Item 9.  Registration FD Disclosure.

     On March 20, 2002, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ACACIA RESEARCH CORPORATION


Date:  March 20, 2002         By:  /s/      Paul R. Ryan
                                 ------------------------------------
                                 Name:  Paul R. Ryan
                                 Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



      Exhibit Number                         Description
      --------------                        ------------

           99.1           Press Release dated March 20, 2002, of the Registrant.